UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2006

CYGNE DESIGNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22102	04-2843286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 997-7767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

2.01 Completion of Acquisition or Disposition of Assets.

As previously reported under Item 2.01 of the Form 8-K of Cygne Designs, Inc. (the “Company”) filed on May 17, 2006, on May 12, 2006, the Company, Innovo Group Inc. (“Innovo”), and Innovo Azteca Apparel, Inc., a wholly owned subsidiary of Innovo, closed the transaction contemplated by an Asset Purchase Agreement entered into on March 31, 2006, providing for the purchase by the Company from Innovo of certain assets related to its private label apparel division. The description of the acquisition included in the Company’s Form 8-K filed on May 17, 2006 is incorporated by reference herein. This amended report on Form 8-K is being filed to complete the response to Item 9.01 with respect to this acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited financial statements for the private label division of Innovo Group Inc. for the four months ended November 29, 2003 and the fiscal year ended November 27, 2004 and November 26, 2005 and the five months ended May 12, 2006 and the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following pro forma combined financial information reflecting the effects of both the acquisition of the branded private label and denim business of Diversified Apparel Resources, LLC, which became effective July 31, 2005, and the acquisition of the private label division of Innovo Group Inc., are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

1.	Unaudited pro forma combined financial information, consisting of (i) narrative overview, (ii) unaudited pro forma condensed combined statement of operations for the year ended January 31, 2006 and the three months ended April 30, 2006 and the notes thereto, and (iii) unaudited pro forma condensed combined balance sheet as of April 30, 2006 and notes thereto.

2.	Unaudited historical and pro forma balance sheet data as of April 30, 2006.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits

99.1	Audited financial statements for the private label division of Innovo Group Inc. for the four months ended November 29, 2003, the fiscal year ended November 27, 2004 and November 26, 2005 and the five months ended May 12, 2006 and the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 to this form 8-K/A and incorporated herein by reference.

99.2	Unaudited pro forma combined financial information reflecting the effects of the acquisition of the private label division of Innovo Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNE DESIGNS, INC.

Date: July 27, 2006

	By:	/s/ Roy E. Green
	Name:	Roy E. Green
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited financial statements for the private label division of Innovo Group Inc. for the four months ended November 29, 2003, the fiscal year ended November 27, 2004 and November 26, 2005 and the five months ended May 12, 2006 and the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 to this form 8-K/A and incorporated herein by reference.

99.2	Unaudited pro forma combined financial information reflecting the effects of the acquisition of the private label division of Innovo Group Inc.